Exhibit 4.75

Contract No.: L12006028

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as ***. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Appendix 1:

SHANGHAI STOCK EXCHANGE SECURITIES INFORMATION OPERATION LICENSE

Contract No.: L12006028

Entity: Fortune Software (Beijing) Co., Ltd.

Address: Floor 9, Tower C, Corporate Square, No. 35 Financial Street, Xicheng District, Beijing 100033, China

Legal Representative: Zhiwei Zhao

Information Licensed to Operate:

1.	Shanghai Stock Exchange Level-1 Quotes

Purpose: Transmit to terminal users via internet (www.jrj.com)

Territory: Mainland China (excluding Hong Kong, Macau & Taiwan)

Valid Term: January 1, 2011 to December 31, 2011

Date of Issuance: January 2011

By:	Shanghai Stock Exchange
Information Network Co., Ltd.

*** - indicates material omitted pursuant to a Confidential Treatment Request and filed separately with the Securities and Exchange Commission

Contract No.: L12006028

Appendix 2:

PAYMENT OF FEES

1.	Fees payable by Party B are as follows:

1.1	Royalty: ***

1.2	Usage fee: ***

Total: ***

2.	Method of Payment:

2.1 Within ten business days from the date hereof, Party B shall remit the above fees to the bank and account designated by Party A.

2.2	Designated bank and account by Party A:

Bank: China Merchants Bank, Shanghai Branch, Jinqiao Sub-branch

Name: Shanghai Stock Exchange Information Network Co., Ltd.

Account No.:

Party A: Shanghai Stock Exchange Information Network Co., Ltd.	Party B: Fortune Software (Beijing) Co., Ltd.

(Signature or Seal) /s/	(Signature or Seal) /s/

[COMPANY SEAL]	[COMPANY SEAL]

Date of Execution:	Date of Execution:

*** - indicates material omitted pursuant to a Confidential Treatment Request and filed separately with the Securities and Exchange Commission

Contract No.: L12006028

Appendix 3:

Shanghai Stock Exchange Information Network Co., Ltd. Information Service Order

Product/ Service Type	Product/Service Name	Description	Quantity	Select
Satellite System	Shanghai Broadband Satellite VSAT	Subscribe by Party B from Shanghai Stock Communication Co., Ltd.	One Set	Yes
Ground System	INTERNET Transmission	Provided by Party A, ***	One Set	Yes
	Dedicated Line Transmission	Provided by Party A, ***	One Set	No
Notes:	None

Party A: Shanghai Stock Exchange Information	Party B: Fortune Software (Beijing) Co., Ltd.
Network Co., Ltd.

(Signature or Seal) /s/	(Signature or Seal) /s/

[COMPANY SEAL]	[COMPANY SEAL]

Date of Execution:	Date of Execution:

*** - indicates material omitted pursuant to a Confidential Treatment Request and filed separately with the Securities and Exchange Commission